UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 29, 2026

Date of Report (Date of earliest event reported)

D. BORAL ARC ACQUISITION I CORP.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-42772	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 East 53rd Street, Suite 3001

New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: + (332) 266-7344

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, $0.0001 par value (the “Ordinary Shares”), and one-half Redeemable Warrant	BCARU	The Nasdaq Stock Market LLC
Ordinary Sharese	BCAR	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Ordinary Share at an exercise price of $11.50	BCARW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 29, 2026, D. Boral ARC Acquisition I Corp. (the “Company” or “BCAR”) held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”). On July 6, 2026, the record date for the Extraordinary General Meeting, there were 41,200,000 ordinary shares of the Company entitled to be voted at the Extraordinary General Meeting among which 25,658,433 ordinary shares of the Company or 62.28% were represented in person or by proxy.

1.	The Business Combination Proposal

Shareholders approved by way of an ordinary resolution and adopt the Agreement and Plan of Merger, dated as of January 11, 2026 (the “Business Combination Agreement”), by and among BCAR, D. Boral ARC Merger Corporation, a Delaware corporation and a direct, wholly owned subsidiary of BCAR (“PubCo”), D. Boral Arc Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of BCAR (“Merger Sub”), and Exascale Labs Inc., a Delaware corporation (the “Company” or “Exascale”), pursuant to which, among other things, following the closing of the Domestication Merger (as defined below), Merger Sub shall be merged with and into Exascale, with Exascale surviving the merger as a wholly-owned subsidiary of PubCo (the “Acquisition Merger”), and approve the Acquisition Merger and the other transactions contemplated by the Business Combination Agreement. The Acquisition Merger, together with the Domestication Merger and the other agreements and transactions contemplated by the Business Combination Agreement, are referred to herein as the “Business Combination.” We refer to this proposal as the “Business Combination Proposal.”

The voting results were as follows:

FOR	AGAINST	ABSTAIN
24,503,325	1,120,108	35,000

2.	The Domestication Merger Proposal

Shareholders approved by way of an ordinary resolution and adopt the domestication of BCAR pursuant to the Business Combination Agreement, and subject to the conditions of the Business Combination Agreement, pursuant to which BCAR shall continue out of the British Virgin Islands and into the State of Delaware so as to re-domicile as and become a Delaware corporation by means of a merger (the “Domestication Merger”) of BCAR with and into PubCo, with PubCo as the surviving company pursuant to the Business Companies Act, (Revised Edition 2020) as amended, of the British Virgin Islands and Section 388 and other applicable provisions of the General Corporation Law of the State of Delaware (the “DGCL”). Upon the Domestication Merger, PubCo shall change its name to “Exascale Labs Holdings Inc.” We refer to this proposal as the “Domestication Merger Proposal.”

The voting results were as follows:

FOR	AGAINST	ABSTAIN
24,502,235	1,121,108	35,000

3.	Organizational Documents Proposal

Shareholders approved by way of an ordinary resolution the proposed amended and restated certificate of incorporation (the “Proposed Charter”) and the proposed amended and restated bylaws (“Proposed Bylaws” and, together with the Proposed Charter, the “Proposed Organizational Documents”) of PubCo (a corporation incorporated in the State of Delaware). We refer to this proposal as the “Organizational Documents Proposal”.

The voting results were as follows:

FOR	AGAINST	ABSTAIN
24,502,235	1,121,108	35,000

4.	The Advisory Organizational Documents Proposals

Shareholders approved on an advisory non-binding basis by way of an ordinary resolution the following six separate proposals for material differences between the Current Charter and the Proposed Organizational Documents in the form attached to the accompanying proxy statement/prospectus as Annex B-1 and B-2. We refer to these proposals collectively as the “Advisory Organizational Documents Proposals”.

Advisory Organizational Documents Proposal 4A (Authorized Shares) — authorize the amendment and redesignation of the authorized shares of BCAR from (a) 500,000,000 BCAR Class A Ordinary Shares, 50,000,000 BCAR Class B Ordinary Shares and 5,000,000 BCAR preference shares, in each case par value $0.0001 per share, to (b) 260,000,000 shares of PubCo Class A Ordinary Common Stock, 35,000,000 shares of PubCo Class B Super Common Stock, and 5,000,000 shares of PubCo Preferred Stock, in each case par value $0.0001 per share (“Advisory Organizational Documents Proposal 4A”).

The voting results were as follows:

FOR	AGAINST	ABSTAIN
24,502,222	1,131,108	25,013

Advisory Organizational Documents Proposal 4B (Change in Voting Rights) — to change the voting rights of PubCo’s Common Stock such that, each PubCo Class A Ordinary Common Stock will be entitled to one (1) vote per PubCo Class A Ordinary Common Stock on all matters submitted to a vote of the stockholders of PubCo, and each PubCo Class B Super Common Stock will be entitled to twenty (20) votes per PubCo Class B Super Common Stock on all matters submitted to a vote of the stockholders of PubCo, and that the PubCo Class A Ordinary Common Stock and PubCo Class B Super Common Stock shall vote together on all matters except as explicitly required by the DGCL or as explicitly set forth in the Proposed Charter (“Advisory Organizational Documents Proposal 4B”).

The voting results were as follows:

FOR	AGAINST	ABSTAIN
23,852,235	1,781,108	25,000

Advisory Organizational Documents Proposal 4C (Exclusive Forum Provision) — to authorize adopting Delaware as the exclusive forum for certain stockholder litigation and adopting the federal district courts of the United States as the exclusive forum for resolving complaints asserting a cause of action under the Securities Act of 1933, as amended (the “Securities Act”) (“Advisory Organizational Documents Proposal 4C”).

The voting results were as follows:

FOR	AGAINST	ABSTAIN
23,852,235	1,781,108	25,000

Advisory Organizational Documents Proposal 4D (Required Vote to Amend Charter) — to approve provisions providing that the affirmative vote of at least 66⅔% of the voting power of all the then outstanding shares of capital stock of PubCo entitled to vote thereon, voting together as a single class, will be required to amend, alter, repeal or rescind any provision of Article FIFTH, Article SIXTH, Article SEVENTH, Article EIGHTH, Article NINTH, Article TENTH or Article ELEVENTH of the Proposed Charter (“Advisory Organizational Documents Proposal 4D”).

The voting results were as follows:

FOR	AGAINST	ABSTAIN
23,853,235	1,780,108	25,000

Advisory Organizational Documents Proposal 4E (Removal of Directors) — to approve provisions permitting the removal of a director, but only for cause, and then by the affirmative vote of at least 66⅔% of the voting power of all the then outstanding shares entitled to vote generally in the election of directors, voting together as a single class (“Advisory Organizational Documents Proposal 4E”).

The voting results were as follows:

FOR	AGAINST	ABSTAIN
23,851,677	1,781,666	25,000

Advisory Organizational Documents Proposal 4F (Name Change) — to approve the change of the name of PubCo to “Exascale Labs Holdings Inc.” (“Advisory Organizational Documents Proposal 4F”).

The voting results were as follows:

FOR	AGAINST	ABSTAIN
24,502,677	1,130,108	25,558

5.	Directors Proposal

Shareholders approved to elect Hoansoo Lee, Wenying Jia, David Card, Shachar Kariv and Jaeyoung Shin as the directors of PubCo, with Hoansoo Lee to serve until the 2029 annual meeting and until his successor has been duly elected and qualified or until his earlier resignation, removal or death, with each of Wenying Jia and David Card to serve until the 2028 annual meeting and until their respective successors have been duly elected and qualified or until their earlier resignation, removal or death, and with each of Shachar Kariv and Jaeyoung Shin to serve until the 2027 annual meeting and until their respective successors have been duly elected and qualified or until their earlier resignation, removal or death. We refer to this proposal as the “Directors Proposal”.

The voting results were as follows:

	FOR	WITHHELD	ABSTAIN
Hoansoo Lee	24,523,615	1,109,728	25,000
Wenying Jia	24,523,615	1,109,728	25,000
David Card	24,524,615	1,108,728	25,000
Shachar Kariv	24,523,615	1,109,728	25,000
Jaeyoung Shin	24,523,615	1,109,728	25,000

6.	The Equity Incentive Plan Proposal

Shareholders approved by an ordinary resolution the Equity Incentive Plan. We refer to this proposal as the “Equity Incentive Plan Proposal”.

The voting results were as follows:

FOR	AGAINST	ABSTAIN
24,520,580	1,109,708	28,055

7.	The Nasdaq Proposal

Shareholders approved by an ordinary resolution, for purposes of complying with the applicable provisions of Nasdaq Stock Exchange Listing Rule 5635, the issuance of PubCo Common Stock and PubCo Warrants in connection with the Business Combination. We refer to this proposal as the “Nasdaq Proposal”.

The voting results were as follows:

FOR	AGAINST	ABSTAIN
24,523,635	1,109,708	25,000

As there were sufficient votes to approve the above proposals, Proposal No. 8, the “Adjournment Proposal” described in the proxy statement was not presented to shareholders. Each of the proposals described above was approved by the Company’s shareholders. The Company’s shareholders elected to redeem an aggregate of 26,865,211 Class A ordinary shares, representing 95.95% of the outstanding public shares, at the Extraordinary General Meeting.

Item 8.01. Other Events.

On July 29, 2026, Exascale and BCAR issued a joint press release announcing the approval of the Business Combination Proposal as well as other proposals related to the Business Combination considered and voted upon at the Extraordinary General Meeting. The press release is furnished as exhibit 99.1 hereto and incorporated into this Item 8.01.

The information in this Item 8.01, including Exhibit 99.1, is being furnished and will not be deemed to be filed for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipate,” “believe,” “can,” “continue,” “could,” “expect,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “will,” and similar expressions. These statements include, without limitation, statements regarding the proposed Business Combination, the expected timing and completion of the Business Combination, the expected trading of PubCo’s Class A common stock and warrants on Nasdaq, expectation regarding the need for additional third-party financing, and the anticipated use of the proceeds of the cash held in trust after redemptions. They also include statements regarding AI infrastructure technologies, the expected demand for AI compute infrastructure, Exascale’s market positioning, and its business strategy, partnerships, and growth.

These statements are based on current expectations and assumptions, and involve risks and uncertainties that could cause actual results or events to differ materially, including, among others, the ability to complete the Business Combination and satisfy closing conditions, changes in customer demand, supply constraints for GPUs and related infrastructure components, competitive pressures, technological risks, operational performance, regulatory changes, and macroeconomic factors.

If any of these risks materialize or the assumptions prove incorrect, actual results could differ materially from the results contained in or implied by these forward-looking statements. There may be additional risks that neither BCAR, PubCo nor Exascale presently know or can anticipate or that BCAR, PubCo and Exascale currently believe are immaterial that could also cause actual results to differ materially from those contained in or implied by the forward-looking statements. In addition, forward-looking statements reflect BCAR’s, Exascale’s and PubCo’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. BCAR, Exascale and PubCo anticipate that subsequent events and developments will cause BCAR’s, Exascale’s and PubCo’s assessments to change. However, while BCAR, Exascale and PubCo may elect to update these forward-looking statements at some point in the future, BCAR, Exascale and PubCo specifically disclaim any obligation to do so. Readers are referred to the most recent reports filed with the SEC by BCAR. Readers are cautioned not to place undue reliance upon any forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction where such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION
99.1	Press Release, dated July 29, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2026

D. BORAL ARC ACQUISITION I CORP.

By:	/s/ John Darwin
Name:	John Darwin
Title:	Chief Financial Officer